Subsequent events	3 Months Ended
Mar. 31, 2019
Subsequent events [Abstract]
Subsequent events
Note 22. - Subsequent events

On April 30, 2019, the Company entered into a senior unsecured note facility with a group of funds managed by Westbourne Capital as purchasers of the notes issued thereunder for a total amount of the euro equivalent of $300 million (the “2019 Note Issuance Facility”). The notes under the 2019 Note Issuance Facility are expected to be issued in the second quarter of 2019 and are expected to mature on April 30, 2025. Interest accrues at a rate per annum equal to the sum of 3-month EURIBOR plus 4.65%. The 2019 Note Issuance Facility includes an upfront fee of 2% to be paid on drawdown. The Company intends to fully hedge the principal amount of the notes issued under the 2019 Note Issuance Facility with an interest rate swap for no less than 3 years at an expected interest rate of approximately 4.50%. The principal amount of notes is expected to be issued May 30, 2019. The 2019 Note Issuance Facility provides that the Company may capitalize interest on the notes issued thereunder for a period of up to two years from closing at the Company´s discretion, subject to certain conditions. The proceeds of the notes to be issued under the 2019 Note Issuance Facility are expected to be used to prepay and subsequently cancel in full the 2019 Notes and for general corporate purposes.

In April 2019, the Company entered into an agreement to acquire a 30% stake in Monterrey, a 142 MW gas-fired engine facility including 130MW installed capacity and 12 MW battery capacity. The asset, located in Mexico, has been in operation since 2018 and represents the first investment in electric batteries for the Company. It has a U.S. dollar-denominated 20-year PPA with two international large corporations engaged in the car manufacturing industry as well as a 20-year contract for the natural gas transportation with a U.S. energy company. The PPA also includes price escalation factors. The asset is the sole electricity supplier for the off-takers, it has no commodity risk and also has the possibility to sell excess energy to the North-East region of the country. The total equity investment is estimated to be approximately $42 million. Closing of the acquisition is subject to conditions precedent. The Company also entered into a ROFO agreement with the seller of the shares for the remaining 70% stake in the asset.

On May 7, 2019, the Board of Directors of the Company approved a dividend of $0.39 per share, which is expected to be paid on June 14, 2019.